                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
         CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                                TechTeam Global
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required. Fee

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         5)       Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

--------------------------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

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         3)       Filing Party:

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         4)       Date Filed:

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SEC 1913 (02-02)

                                [TECHTEAM LOGO]

                              TECHTEAM GLOBAL, INC.
                             27335 West 11 Mile Road
                           Southfield, Michigan 48034
                                 (248) 357-2866

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE     Wednesday, May 12, 2004, at 10:00 a.m. local time

PLACE             Hilton Inn, 26000 American Drive, Southfield, Michigan

ITEMS OF          1)       To elect directors;
BUSINESS

                  2) To ratify the appointment of Ernst & Young LLP as TechTeam's independent accountants for the year 2004;

                  3) To approve the TechTeam Global, Inc. 2004 Incentive Stock and Awards Plan;

                  4) To consider such other business as may properly come before the meeting.

ADJOURNMENTS      Any action on the items of business described above may be
AND               considered at the annual meeting at the time and on the date
POSTPONEMENT      specified above or at any time and date to which the
                  annual meeting may be properly adjourned or postponed.

RECORD DATE       You are entitled to vote only if you were a TechTeam
                  stockholder as of the close of business on March 17, 2004.

MEETING           You are entitled to attend the meeting only if you were a
ADMISSION         TechTeam stockholder as of March 17, 2004 or hold a valid
                  proxy for the annual meeting.

VOTING            YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND
                  THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE. YOU MAY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS BY COMPLETING THE PROXY CARD AND RETURNING IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED, OR, IN MANY CASES BY USING THE TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE SECTION ENTITLED QUESTIONS AND ANSWERS BEGINNING ON PAGE 3 OF THIS PROXY AND THE INSTRUCTIONS ON THE PROXY CARD.

                       By order of the Board of Directors,

April 5, 2004          Michael A. Sosin
                       Vice President, Secretary
                       and General Counsel

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY, AND TECHTEAM'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003,
  ARE FIRST BEING MAILED ON OR ABOUT APRIL 8, 2004 TO STOCKHOLDERS ENTITLED TO
                                     VOTE.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

Questions and Answers ..............................................................................................      3
Corporate Governance Principles and Board Matters...................................................................      6
         Board Independence ........................................................................................      6
         Board Structure and Committee Composition..................................................................      6
         Audit Committee............................................................................................      7
                  Independence/ Financial Expertise.................................................................      7
         Compensation Committee.....................................................................................      7
         Governance and Nominating Committee........................................................................      7
                  Consideration of Director Nominees................................................................      7
         Strategy and Investment Committee..........................................................................      8
         Codes of Ethics............................................................................................      8
         Procedures for Contacting Directors........................................................................      8
         Executive Sessions.........................................................................................      8
         Director Attendance at Annual Meeting......................................................................      8
         Preferred Stock Director...................................................................................      9
         Director Compensation......................................................................................      9

Proposal One -- ELECTION OF DIRECTORS ..............................................................................     10
Proposal Two -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS ................................................     11
Proposal Three -- APPROVAL OF THE TECHTEAM GLOBAL, INC.
         2004 STOCK INCENTIVE AND AWARDS PLAN.......................................................................     11
         Summary of Stock Plan......................................................................................     12
Stock Ownership by Principal Stockholders, Directors and Management.................................................     16
         Section 16(a) Beneficial Ownership Reporting Compliance....................................................     17
Executive Compensation and Management Information...................................................................     17
         Information regarding Executive Management.................................................................     17
         Summary Compensation Table.................................................................................     18
         Option Grants and Exercises................................................................................     19
                  Stock Option Grants in Fiscal 2003 ...............................................................     19
                  Aggregated Option Exercises in Last Fiscal Year...................................................     19
                  Equity Compensation Plan Information..............................................................     20
         Employment Contracts and Change of Control Agreements......................................................     20

Report of the Compensation Committee on Executive Compensation......................................................     21
Report of the Audit Committee.......................................................................................     22
Information about our Independent Auditors..........................................................................     23
         Fees of Ernst & Young LLP for 2003.........................................................................     23
         Pre-approval Policies and Procedures.......................................................................     23
Performance Graph...................................................................................................     24
Compensation Committee Interlocks and Insider Participation.........................................................     24
Certain Relationships and Related Transactions......................................................................     25
Stockholder Proposals for 2005 Annual Meeting.......................................................................     25
Other Matters.......................................................................................................     25

Appendix A -- Compensation Committee Charter .......................................................................    A-1
Appendix B -- Governance and Nominating Committee Charter...........................................................    B-1
Appendix C -- Strategy and Investment Committee Charter.............................................................    C-1
Appendix D -- TechTeam Global, Inc. 2004 Incentive Stock and Awards Plan............................................    D-1

                              TECHTEAM GLOBAL, INC.
                             27335 W. 11 MILE ROAD,
                           SOUTHFIELD, MICHIGAN 48034
                                 (248) 357-2866

                                 PROXY STATEMENT

         The Board of Directors of TechTeam, Inc. is soliciting proxies for the 2004 Annual Meeting of Stockholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

         The Board of Directors of TechTeam, Inc. set March 17, 2004 as the record date for the Annual Meeting. Stockholders of record who owned TechTeam's common stock and preferred stock at the close of business on that date are entitled to vote at and attend the Annual Meeting, with each share entitled to one vote. There were approximately 8,527,500 shares of TechTeam's common stock outstanding and 689,656 shares of TechTeam's Series A Senior Convertible Preferred Stock ("Preferred Stock") outstanding on the record date.

                              QUESTIONS AND ANSWERS

         Q: WHEN AND WHERE IS THE ANNUAL MEETING?

A: TechTeam's 2004 Annual Meeting of Stockholders is being held on Wednesday, May 12, 2004 at 10:00 a.m. at the Hilton Inn, 26000 American Drive, Southfield, Michigan. Please visit www.techteam.com for a map to the meeting.

         Q: DO I NEED A TICKET TO ATTEND THE ANNUAL MEETING?

A: No, you will not need a ticket to attend the Annual Meeting. However, we ask that you bring evidence that you are a stockholder of record, such as your most recent account statement prior to March 17, 2004.

         Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving a proxy statement and proxy card from us because you owned shares of common stock of TechTeam, Inc. on the record date. This proxy statement describes proposals on which we would like you, as a stockholder, to vote. It also gives you information on these proposals so that you can make an informed decision. The proxy card is used for voting.

         Q: WHAT AM I VOTING ON?

A:       You are being asked to vote on:

         - The election of nine nominees to serve on our Board of Directors;

         - The ratification of the appointment of Ernst & Young LLP to serve as TechTeam's independent accountants for the year 2004;

         - The approval of the TechTeam Global, Inc. 2004 Stock Incentive and Awards Plan.

         Q: WHAT IS THE EFFECT OF SIGNING AND RETURNING MY PROXY CARD?

A: When you sign and return the proxy card, you appoint William F. Coyro, Jr. and Michael A. Sosin as your representatives at the Annual Meeting. Dr. Coyro and Mr. Sosin will vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change. You can vote in person at the Annual Meeting, even if you have already sent in your proxy card.

         If you sign and return but do not indicate on the proxy card how you want your votes cast, Dr. Coyro and Mr. Sosin will vote your shares FOR all of the nominees for director, FOR the ratification of Ernst & Young LLP as TechTeam's independent accountants for the year 2004, and FOR approval of the TechTeam Global, Inc. 2004 Stock Incentive and Awards Plan.

         If a matter properly comes up for a vote at the Annual Meeting that is not described in this proxy statement, Dr. Coyro and Mr. Sosin will vote your shares in their discretion.

         Q: HOW DO I VOTE?

A: In some cases there are four ways that you may vote, as explained in the detailed instructions on your proxy card. In summary, you may:

         -        Mail in your completed, signed and dated proxy card.

         - If set forth on your proxy card, you may place your vote via the Internet.

         - If set forth on your proxy card, you may place your vote by telephone.

         -        Vote in person by attending our Annual Meeting.

         We will pass out written ballots to any stockholder wanting to vote in person at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting.

         If you vote by Internet or telephone, you do not need to mail in your proxy card. The Internet and telephone voting procedures have been designed to verify stockholders' identities and allow stockholders to confirm that their voting instructions have been properly recorded.

         Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts at the transfer agent and/or with stockbrokers or other nominees. Please complete and provide voting instructions for all proxy cards and voting instruction cards that you receive.

         Q: WHAT IF I CHANGE MY MIND AFTER I HAVE VOTED?

A: You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

         - Voting again via the Internet or by telephone (only your latest vote will be counted);

         - Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card (again, only your latest vote will be counted);

         - Sending written notice to our Corporate Secretary at our principal executive offices in Southfield, Michigan, which notice must be received prior to the date of the Annual Meeting, stating that you would like to revoke your proxy; or

         -        Voting in person at the Annual Meeting.

         If you do not properly revoke your proxy, properly executed proxies will be voted as you specified in your earlier proxy or by the representatives as explained in the proxy statement.

         Q: WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A: They could be. If your shares are held in street name and you do not instruct your nominee how to vote your shares, your nominee may either use its discretion to vote your shares on "routine matters" (such as election of directors) or leave your shares unvoted. For the "non-routine matters", such as approval of the 2004 Stock Incentive and Award Plan, being considered at the meeting, your nominee would not be able to vote on such matters.

         We encourage you to provide instructions to your nominee by completing the instruction card or proxy that it sends to you. This will ensure that the nominee votes your shares at the Annual Meeting as you direct.

         Q: WHAT IS A "BROKER NON-VOTE"?

A: Under the rules that govern brokers who have record ownership of shares that they hold in "street name" for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on "routine matters," such as director elections, but not on non-routine matters, such approving stock option plans. Because the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, with respect to uninstructed shares, the broker may turn in a proxy card and vote on the routine matters but not on the non-routine matters.

         Q: HOW ARE BROKER NON-VOTES COUNTED?

A: Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares entitled to vote on a specific proposal. A broker non-vote will not affect the outcome of any proposal in this proxy statement.

         Q: HOW MANY SHARES CAN BE VOTED AT THE ANNUAL MEETING?

A: As of the record date, 8,527,500 shares of common stock were outstanding and 689,656 shares of preferred stock. Each outstanding share of common stock and preferred stock entitles the record holder to one vote on all matters covered in this proxy statement.

         Q: HOW DO I VOTE IF I HOLD COMMON STOCK IN MY TECHTEAM 401(k)?

A: If you are a TechTeam employee who is a stockholder through TechTeam's 401(k) Profit-Sharing Plan and Trust (the "Plan"), you will receive a form proxy with respect to all of your shares so registered. You have the right to direct the Trustee of the Plan how to vote the shares allocated to your account. If you do not return a proxy with respect to these shares of common stock held in your account, the trustee will vote your shares in the same proportions as shares held by the Plan trustee for which voting instructions have been received. You will not be able to vote these shares in person at the meeting.

         Q: WHAT IS A "QUORUM"?

A: A "quorum" is the number of shares of common stock that must be present, in person or by proxy, in order for business to be transacted at the Annual Meeting. The required quorum for the Annual Meeting is a majority of the shares outstanding and entitled to vote at the Annual Meeting. There must be a quorum present for the Annual Meeting to be held. All stockholders present in person or represented by completed and signed proxy cards, Internet votes, and telephone votes, whether representing a vote for, against, withheld, or abstained or a broker non-vote, will be counted toward the quorum.

         Q: WHAT IS THE REQUIRED VOTE FOR A PROPOSAL TO PASS?

A: With regard to the proposal for the election of directors, the required vote is a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. There is no cumulative voting for the election of directors. With regard to each other proposal, the required vote is the affirmative vote of a majority of shares that are (i) present in person or represented by proxy at the Annual Meeting and (ii) entitled to vote on each such proposal.

         Q: HOW ARE ABSTENTIONS AND WITHHOLD VOTES COUNTED?

A: Abstentions and withhold votes are counted for the purposes of determining both (i) the presence of a quorum and (ii) the total number of shares entitled to vote with respect to a proposal. Withhold votes will have no effect on the outcome of the election of directors. Abstentions will have the same effect as a vote "AGAINST" all other proposals being presented at this Annual Meeting.

         Q: WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made and paid for by TechTeam Global, Inc. In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, Internet, or fax, in person or otherwise. Such persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock. We will reimburse such persons and

         TechTeam's transfer agent for their reasonable out-of-pocket expenses in forwarding such material.

         Q: HOW MAY I OBTAIN A COPY OF TECHTEAM'S 2003 ANNUAL REPORT ON FORM
10-K?

A:       Stockholders may request another free copy from TechTeam Global, Inc.,
         Attention: Investor Relations, 27335 W. 11 Mile Road, Southfield, MI 48034, or calling 1-248-357-2866. We will also provide any exhibit to the 2003 Annual Report on Form 10-K if specifically requested.

                CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

         TechTeam is committed to sound corporate governance principles, which are is essential to running TechTeam's business efficiently and to maintaining TechTeam's integrity in the marketplace. TechTeam's Corporate Governance Guidelines sets forth the duties and responsibilities of the Board and addresses corporate governance matters. The Guidelines, TechTeam's Code of Business Conduct, Audit Committee Charter, Compensation Committee Charter, Governance and Nominating Committee Charter, and Strategy and Investment Committee Charter are available at www.techteam.com/investor/corpgov.html.

         BOARD INDEPENDENCE

         The Board has determined that each of the current directors standing for re-election, except the President and Chief Executive Officer and Ronald T. Wong, have no material relationship with TechTeam (either directly or as a partner, shareholder, or officer of an organization that has a relationship with TechTeam) and is independent within the meaning of TechTeam's director independence standards from the NASDAQ Stock Market, Inc. ("NASDAQ") director independence standards as of the date of this proxy. Furthermore, the Board has determined that no member of the Audit Committee, Compensation Committee, or Governance and Nominating Committee have a material relationship with TechTeam (either directly or as a partner, shareholder, or officer of an organization that has a relationship with TechTeam) and is "independent" within the meaning of the NASDAQ standards.

         BOARD STRUCTURE AND COMMITTEE COMPOSITION

         As of the date of this proxy statement, our Board has 10 directors and four committees: (1) Audit, (2) Compensation, (3) Governance and Nominating, and
(4) Strategy and Investment. The membership during the last fiscal year and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. During fiscal 2003, the Board held twelve meetings. Each director attended at least 75% of all Board and applicable Committee meetings.

      Name of Director                        Audit       Compensation      Governance/Nominating   Strategy and Investment
--------------------------                  --------      ------------      ---------------------   -----------------------
Kim A. Cooper                                  Y                                                            X, **, Y
William F. Coyro, Jr.                                                                                          X
G. Ted Derwa                                                 X, **                      X
Peter T. Kross                                                 Y                        Y                     X, Y
Conrad L. Mallett, Jr.                         X                                      X, **
Wallace D. Riley                                              X,Y                     X, Y
Gregory C. Smith                            X, **, Y           X                        Y                      Y
Richard D. Somerlott                          X, Y             Y                        Y
Ronald T. Wong                                                                                                 X
Brahmal Vasudevan                                                                                              X
Number of Meetings in 2003                     7               10                       5                      7

X = Current Committee member; ** = Current Chair; Y = Committee member prior to May 2003.

         AUDIT COMMITTEE

         The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of TechTeam's financial statements, the independent auditors' qualifications and independence, and risk assessment and risk management. Among other things, the Audit Committee prepares the Report of the Audit Committee for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee's performance; appoints, evaluates, and determines the compensation of TechTeam's independent auditors; reviews and approves the scope of the annual audit, the audit fee, and the financial statements; reviews TechTeam's disclosure controls and procedures, internal controls, and corporate policies with respect to financial information; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on TechTeam's financial statements. The Audit Committee works closely with management as well as TechTeam's independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from TechTeam for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The report of the Audit Committee is included herein on page 22.

         Independence/Financial Expertise. All members of the Audit Committee are independent directors according to standards adopted by NASDAQ, as they are non-affiliated and receive no compensation from the Company, except as directors. The Board has determined that Gregory C. Smith has the background to be considered an "audit committee financial expert." Mr. Smith is the Chair of the Audit Committee.

         COMPENSATION COMMITTEE

         The Compensation Committee discharges the Board's responsibilities relating to compensation of TechTeam's executives and directors; produces an annual report on executive compensation for inclusion in TechTeam's proxy statement; conducts an evaluation of the Chief Executive Officer; provides general oversight of TechTeam's compensation structure, including TechTeam's equity compensation plans; and retains and approves the terms of the retention of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include the following: reviewing the leadership development process, determining the compensation of executive officers, approving employment agreements for executive officers, approving and amending TechTeam's incentive compensation and stock option programs (subject to stockholder approval if required), recommending director compensation to the Board; and annually evaluating its performance and its charter.

         The report of the Compensation Committee is included herein beginning on page 21. The charter of the Compensation Committee is included herein as Appendix A.

         GOVERNANCE AND NOMINATING COMMITTEE

         The Governance and Nominating Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board and identifies best practices and recommends corporate governance principles. Other specific duties and responsibilities of the Governance and Nominating Committee include the following: annually assessing the size and composition of the Board, defining specific criteria for director independence, monitoring compliance with Board and Board committee membership criteria, annually reviewing and recommending directors for continued service, coordinating and assisting management and the Board in recruiting new members to the Board, and overseeing the annual evaluation of the Board. The charter of the Governance and Nominating Committee is included herein as Appendix B.

         Consideration of Director Nominees. The Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance and Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders, or other persons. These candidates are evaluated at meetings of the Governance and Nominating Committee, and may be considered at any point during the year.

         The Board believes that all of its directors should have the highest personal integrity and have a demonstrated record of ability and judgment. There is no firm minimum qualifications or skills that a candidate must possess. Consistent with the Company's Corporate Governance Guidelines, the Committee evaluates director candidates on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience in developing and analyzing business strategies, financial literacy, and for incumbent directors, past performance.

         Any stockholder nominations proposed for consideration by the Governance and Nominating Committee should include the nominee's name and qualifications for Board membership, all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the Securities and Exchange Commission ("SEC"), including written consent of the person proposed to be nominated to be named in the proxy statement as a nominee and to serving as a director if elected. Nominations should be addressed to:

         Corporate Secretary
         TechTeam Global, Inc.
         27335 W. 11 Mile Road
         Southfield, MI 48034

The Governance and Nominating Committee will evaluate a stockholder nominee in the same manner as any other proposed nominee.

         STRATEGY AND INVESTMENT COMMITTEE

         The purpose of the Strategy and Investment Committee is to work with management to review, assess, and recommend to the Board as a whole, the long-term business goals and strategies of the Company, and to oversee the investment objectives and performance of the Company's investment activities. The Strategy and Investment Committee Charter is included herein as Appendix C.

         CODE OF ETHICS

         The Company has adopted a code of ethics that applies to all of its directors, officers (including its chief executive officer, chief operating officer, chief financial officer, controller and any other person performing similar functions), and employees. The Code of Business Conduct is available on our website at www.techteam.com/investor/corpgov.html

         PROCEDURES FOR CONTACTING DIRECTORS

         The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate generally with the Board or with a specific director at any time by writing to TechTeam's Secretary at 27335 W. 11 Mile Road, Southfield, Michigan, 48034. The Secretary will review all messages received and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board or a specific director. Communications can also be forwarded by email to bod@techteam.com. The Secretary monitors this email address.

         EXECUTIVE SESSIONS

         Executive sessions of non-management directors are scheduled at the end of each regular meeting of the Board of Directors. The sessions are scheduled and chaired by the Chairman of the Board.

         DIRECTOR ATTENDANCE AT ANNUAL MEETING

         The Company expects its directors to attend the Annual Meeting. At the 2003 Annual Meeting, all directors were present.

         PREFERRED STOCK DIRECTOR

         ChrysCapital II, L.L.C. ("ChrysCapital"), the holder of all shares of TechTeam's Series A Senior Convertible Preferred Stock, has the right, under the Certificate of Designations applying to the Preferred Stock, to appoint one director to the TechTeam Board of Directors. ChrysCapital has appointed Brahmal Vasudevan as a director of TechTeam, to serve until his successor is duly qualified and elected by the holders of Series A Preferred Stock or until his earlier removal or resignation in accordance with the terms of the Certificate of Designations. Mr. Vasudevan does not receive compensation in his capacity as a director of the Company.

         Brahmal Vasudevan, 36, currently serves as General Partner of ChrysCapital II, L.L.C. and Managing Director of ChrysCapital Investment Advisors [S] Pte Ltd., which manages and advises various ChrysCapital funds including ChrysCapital II, L.L.C. Mr. Vasudevan has held both positions since 2000. Between 1997 and 2000, Mr. Vasudevan was Director of Marketing at ASTRO, a leading multi-channel DBS pay-TV operator in Southeast Asia. Mr. Vasudevan holds an MBA from the Harvard Business School and graduated with first-class honors in Aeronautical Engineering from Imperial College, University of London.

                              DIRECTOR COMPENSATION

         The following table provides information on TechTeam's compensation and reimbursement practices during fiscal 2003 for non-employee directors, as well as the range of compensation paid to non-employee directors who served during 2003 fiscal year. William F. Coyro, Jr., the Company's President and Chief Executive Officer, and Brahmal Vasudevan did not receive any compensation for their Board activities.

Monthly retainer                                                                  $1,500
Monthly retainer for service as Chairman of the Board                             $5,000
Fee for Each Committee Meeting Attended                                           $  600
Additional Fee for Each Committee Meeting Chaired                                 $  600
Director Stock Awards                                                             100 shares per
                                                                           Board meeting attended
Director Stock Option award on last business day of February                      10,000
Reimbursement for expenses attendant to Board membership                          Yes

         Effective April 1, 2004, through the end of 2004, the monthly retainer and fees related to committees were reduced 10%, in order to support the Company's cost containment efforts. In October 2003, the Compensation Committee recommended, and the Board approved, the payment of a bonus of $10,000 to Mr. Cooper, the Chairman of the Board, for his services. Director options have an exercise price equal to the fair market value of a share of common stock on the date of the grant as determined by the closing price of the stock on the last business day in February.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Stockholders elect TechTeam's directors annually at the Annual Meeting. TechTeam does not have staggered board terms. Each director will serve until the 2005 Annual Meeting of Stockholders or until he or she is succeeded by another qualified director who has been elected. All the nominees are currently directors. If a nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

         TechTeam's Bylaws provide that, until the Board of Directors shall otherwise determine, the number of director positions shall be ten. The number of director positions is currently ten, with one seat appointed by the Preferred Stock holder. Accordingly, common stockholders will be electing nine (9) directors. Proxies may not be voted for a greater number of persons than the number of nominees (nine) named in this Proxy Statement.

         The following is a description of the background of the persons who are being nominated for election as directors of TechTeam.

         KIM A. COOPER, 45, became a director in March 1996, and Chairman of the Board in May 2003. Mr. Cooper is currently an IT consultant. From October 2002 through February 2003, Mr. Cooper served as President and Chief Executive Officer of GlobalSim, Inc., a leading software driver simulation company, during which time GlobalSim was reorganized and sold. From April 2000 through October 2002, Mr. Cooper was the Chief Operating Officer of Sorenson Media, Inc., a prominent streaming media company. In January 1996, Mr. Cooper founded and became the Chairman and Chief Executive Officer of Digital Harbor International, Inc., a Java software development company. Mr. Cooper sold Digital Harbor in September 1999. Mr. Cooper is on the Board of Directors of Sento, Inc. (traded under the symbol "SNTO"). Mr. Cooper is the Chair of the Board's Strategy and Investment Committee.

         WILLIAM F. COYRO, JR., 60, is President, Chief Executive Officer, and a director of TechTeam. Dr. Coyro is the founder of TechTeam and he was Chairman of the Board previously from its inception through February 2000. He was also President and Chief Executive Officer of TechTeam from its inception through December 1997, at which point he remained TechTeam's Chief Executive Officer through December 1998. From February 2000 through August 2001, TechTeam employed him as a consultant to management and the Board. Dr. Coyro is a member of the Board's Strategy and Investment Committee.

         G. TED DERWA, 65, became a director in February 2003. Mr. Derwa retired from Ford Motor Company in 1999 after 36 years of service in various management positions. Prior to his retirement in December 1998, Mr. Derwa was the Director of the Technical Services Office with global responsibility for Ford Motor Company's data centers, telecommunications, office automation, engineering workstations, system support and help desks, and information technology advanced design and research. Mr. Derwa serves as the Chairman of the Board's Compensation Committee and as a member of the Governance and Nominating Committee.

         PETER T. KROSS, 62, became a director of TechTeam in April 1999. Mr. Kross is currently a Senior Vice President of Leonard & Company, a securities brokerage firm. From 1987 through April 2002, Mr. Kross was a Senior Vice President of Wachovia Securities (formerly known as First Union Securities, Inc.) a New York Stock Exchange member broker dealer firm. Mr. Kross is a member of the Board's Strategy and Investment Committee.

         CONRAD L. MALLETT, JR., 50, became a director in February 2003. Justice Mallett is currently the President of Sinai Grace Hospital, a constituent hospital of the Detroit Medical Center, where he previously served as Chief Administrative Officer and General Counsel from August 1999 through December 2001. He served on the Michigan Supreme Court from 1990 through December 1998. In January 1999, he entered the private practice of law with the law firm of Miller Canfield in Detroit. From January 2002 through April 2002, he served as the Chief Operating Officer for the City of Detroit under the administration of Mayor Kilpatrick. From April 2002 through March 2003, Justice Mallett was the President and General Counsel for the Hawkins Food Group. Justice Mallett is a director of Lear Corporation (traded under the symbol "LEA"). Justice Mallett serves as the Chairman of the Board's Governance and Nominating Committee and as a member of the Audit Committee.

         WALLACE D. RILEY, 76, has served as a director of TechTeam from 1987 to 1988 and from 1993 to the present. Mr. Riley is an attorney at law and is President and Senior Partner of the firm of Riley, Roumell & Connolly, P.C. He is the past President of the State Bar of Michigan as well as past President of the American Bar Association. He was a member of the Board of Governors of the American Bar Association from 1979 through 1980 and from 1982 through 1985. Mr. Riley is a member of the Board's Compensation Committee and Governance and Nominating Committee.

         GREGORY C. SMITH, 59, became a director of TechTeam in March 2001. In February 2004, Mr. Smith became President and Chief Operating Officer of New Center Stamping, Inc., an automotive supplier. Mr. Smith had been the Chief Executive Officer, President, and Chairman of the Board of Directors of New Center Stamping, Inc., for the five previous years. Between 1976 and 1988, he was the Chairman and CEO of Wolverine Technologies, Inc., a building products company traded on the NYSE. Mr. Smith is the Chairman of the Board's Audit Committee and a member of the Compensation Committee.

         RICHARD G. SOMERLOTT, 62, has been a director from TechTeam's inception. Dr. Somerlott has been a practicing dentist and a managing partner of Endodontics Associates Professional Corporation during the past five years. Dr. Somerlott is a member of the Board's Audit Committee.

         RONALD T. WONG, 62, has been a director since February 2000. In September 2003, Mr. Wong became Chief Executive Officer of Lakefront Capital, L.L.C., an IT and capital leasing and portfolio management company. Since January 1999, he has been President of RTW, Inc. an information technology consulting company. Mr. Wong retired from Ford Motor Company in December 1998, where he was employed for over 27 years, most recently as Manager of the Infrastructure Support Department. While at Ford Motor Company, Mr. Wong participated in the implementation of Ford's Internet and intranet strategy and managed the global consolidation of all of Ford's distributive computer infrastructure support activities. Mr. Wong is a member of the Board's Strategy and Investment Committee.

        THE BOARD OF DIRECTORS RECOMMENDS THESE NOMINEES FOR ELECTION AS
            DIRECTORS AND URGES EACH STOCKHOLDER TO VOTE "FOR" THEM.

         PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, on the recommendation of the Audit Committee, has selected Ernst & Young LLP as TechTeam's independent accountants for the fiscal year ending December 31, 2004, subject to the ratification of the Stockholders at the Annual Meeting.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT
         OF ERNST & YOUNG LLP AS TECHTEAM'S INDEPENDENT ACCOUNTANTS FOR
            THE FISCAL YEAR ENDING DECEMBER 31, 2004, AND URGES EACH
                     STOCKHOLDER TO VOTE "FOR" RATIFICATION.

                PROPOSAL 3. APPROVAL OF THE TECHTEAM GLOBAL, INC.
                      2004 INCENTIVE STOCK AND AWARDS PLAN

         On March 17, 2004, the Board approved the TechTeam Global, Inc. 2004 Incentive Stock and Award Plan (the "Stock Plan") to replace the 1990 Non-qualified Stock Option Plan ("1990 Plan"). The Stock Plan will not become effective until TechTeam's stockholders approve it. The Board is asking TechTeam stockholders to approve the Stock Plan to assist (1) TechTeam in achieving its goals of increasing profitability and stockholder value, and (2) TechTeam in fully implementing its compensation strategies as set forth in the Report of the Compensation Committee.

         The Company seeks to have 1,200,000 shares of the Company's common stock authorized and registered for issuance under the Stock Plan. As of March 17, 2004, approximately 1,000,000 of the 3,800,000 shares of the Company's common stock originally authorized and registered under the 1990 Plan were available for grant under the 1990 Plan. If approved by the stockholders, the 1,000,000 shares available under the 1990 Plan will be registered for issuance under the Stock Plan, and no new awards may be granted under the 1990 Plan. The Company is seeking to authorize and register the 200,000 additional shares. The 1,200,000 shares represent approximately 14.1% of the outstanding shares of TechTeam's common stock as of March 17, 2004.

         The Stock Plan has the following significant features:

         - Authorizes the grant of restricted stock, performance stock, and stock options (the 1990 Plan only authorized non-qualified options).

         - All awards under the plan are granted or valued at fair market value.

         - Awards that are canceled, forfeited, or expired are available for re-grant as new awards under the Stock Plan.

         - Only 1,000,000 shares of the 1,200,000 shares of the Company's common stock reserved for issuance under the Stock Plan may be granted as restricted stock or performance stock awards.

         - No employee may be granted, in any calendar year, options for more than 150,000 shares, restricted stock awards of more than 25,000 shares, and performance stock awards for more than 25,000 shares.

         As outlined in the Report of the Compensation Committee on Executive Compensation, TechTeam has updated its strategy for compensation of its executive officers to include the use of (1) restricted stock that vests after 5 years and is focused on retaining high performing executives over a long period of time and (2) performance stock that focuses on rewarding extraordinary performance by individual executives. The approval of the Stock Plan is necessary to permit the award of restricted stock and performance stock under the Company's Long Term Incentive Plan adopted by the Board in December 2003. Since the Company may be required to expense the value of stock options on the date of grant in the near future as a result of certain accounting changes, the Board believes that approval of the Stock Plan is necessary to enable TechTeam's overall compensation package to remain competitive.

         Vote Required

         Approval of the Stock Plan requires the affirmative vote of a majority of the shares of TechTeam common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting.

                  THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF
         THE TECHTEAM GLOBAL, INC. 2004 INCENTIVE STOCK AND AWARD PLAN,
               AND URGES EACH STOCKHOLDER TO VOTE "FOR" APPROVAL.

         SUMMARY OF THE STOCK PLAN

         GENERAL. The purpose of the Stock Plan is to encourage ownership in TechTeam by key personnel whose long-term employment is considered essential to TechTeam's continued progress and thereby align participants' and stockholders' interests. Stock options and stock awards may be granted under the Stock Plan.

         ADMINISTRATION. The Compensation Committee of the Board (the "Committee") will administer the Stock Plan.

         ELIGIBILITY. Awards may be granted under the Stock Plan to employees, or to individuals who are engaged to become employees, of TechTeam and its affiliates, or to consultants or advisors who provide valuable services to TechTeam or its affiliates. Incentive stock options, however, may be granted only to employees of TechTeam or its subsidiaries. Currently, there are approximately 1,500 employees eligible to receive awards under the Stock Plan. The Compensation Committee selects the individuals to whom awards will be granted, the time or times at which such awards are granted, and the terms of such awards, subject to any limitations imposed by the Stock Plan.

         SECTION 162(m) LIMITATIONS. Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid annually to TechTeam's Chief Executive Officer or any of the four other most highly compensated officers who are in office at the end of the tax year. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Stock Plan provides that no employee may be granted more than 150,000 options, 25,000 shares of restricted stock or 25,000 shares of performance stock in any calendar year.

         OTHER LIMITATIONS. No more than 1,200,000 shares may be issued under the Stock Plan pursuant to incentive stock options. No more than 1,000,000 shares may be granted under the Stock Plan as restricted stock and performance stock awards.

         TERMS AND CONDITIONS OF OPTIONS. An option entitles the holder to purchase a share of TechTeam's common stock at the price and during the period specified by the Committee. Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or non-statutory stock options. Each option is evidenced by a stock option agreement between TechTeam and the optionee and is subject to the following additional terms and conditions.

         Exercise Price. The exercise price of an option may not be less than 100% of the fair market value of a share of the TechTeam common stock on the date such option is granted. The fair market value of the common stock is the closing price on date the option is granted. No option may be amended or changed to reduce the exercise price of such option.

         Exercise of Option; Form of Consideration. The Committee determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The Stock Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of TechTeam (with some restrictions), broker assisted same-day sales, any other form of consideration permitted by applicable law, or any combination thereof.

         Term of Option. The term of an option may be no more than ten years from the date of grant.

         Termination of Employment or Service. If an optionee's employment or service terminates for any reason (other than as described below), then all options held by the optionee under the Stock Plan generally will terminate immediately upon the optionee's termination, unless the Committee provides otherwise in the option agreement. The Committee will specify in each option agreement whether the option will remain outstanding for a specified period following the optionee's termination of employment or service as a result of death, disability or retirement.

         TERMS AND CONDITIONS OF STOCK AWARDS. The Stock Plan permits two types of stock awards to be granted under the plan -- restricted stock and performance stock. Restricted stock are shares of TechTeam's common stock that are issued to a participant but that are subject to a risk of forfeiture and are non-transferable for a specified period of time and/or until specified performance goals are met. An award of performance stock gives the participant the right to receive shares of TechTeam common stock to the extent certain performance goals are met. Each award of restricted stock or performance stock is evidenced by an award agreement between TechTeam and the recipient and is subject to such terms and conditions as the Committee specifies, subject to any limitations imposed by the Stock Plan. The Committee is given discretion to accelerate the restrictions imposed on restricted stock, and provide that all or a portion of the performance goals imposed on performance stock are deemed achieved, upon the participant's termination of employment or service as a result of death, disability or retirement.

         PERFORMANCE GOALS. The Committee may condition the vesting of restricted stock, and the delivery of performance stock to a participant, on the attainment of certain performance goals by the individual or the Company. The performance criteria will be selected by the Committee from among the following, which may relate to TechTeam, its subsidiaries or any business unit: operating income, cash flow, earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), earnings per share, growth in earnings or earnings per share, stock price, or for awards that are not intended to meet the performance-based compensation exception under Code Section 162(m), another measurement deemed appropriate by the Committee.

         NONTRANSFERABILITY. Awards granted under the Stock Plan are not transferable other than by will or the laws of descent and distribution except as allowed by the Committee.

         ADJUSTMENT PROVISION; CHANGE OF CONTROL. The Committee may adjust the number of shares available for grant under the Stock Plan, the annual participant award limits, the number of shares subject to outstanding awards, and the exercise price of outstanding awards, if the Committee determines that
(a) a dividend, other distribution, recapitalization, merger, or other similar event, affects the shares granted and (b) an adjustment is appropriate to prevent dilution or enlargement of the benefits of the award grant. In the event of a change of control of TechTeam, as defined in the Stock Plan and determined by the Board, (1) each outstanding option will become exercisable in full and the holder of an option may, within 60 days after the change of control, receive in exchange for surrendering the option an amount of cash equal to the excess of the change of control price over the exercise price of the option; (2) the holder of unvested restricted stock may, within 60 days after the change of control, elect to receive an amount of cash equal to the change of control price of such restricted stock in exchange for surrendering such restricted stock; and (3) the holder of a performance stock award for which the performance period has not expired may, within 60 days after the change of control, elect to receive amount of cash equal to the value of the performance share award (prorated to take into account the period of time that has elapsed during the performance period). The "change of control price" is the highest of the fair market value of a share of Company common stock on the date of the change of control, the highest per share price for a share of Company common stock paid in the change of control transaction, or the fair market value of a share of Company common stock on the date the award is cashed out. The Committee has discretion to provide a more favorable result to a participant if so specified in the award agreement.

         AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend or terminate the Stock Plan, or any part thereof, at any time and for any reason. However, TechTeam will obtain stockholder approval for any amendment to the Stock Plan (1) to the extent required by applicable laws or stock exchange rules and (2) which increases the maximum number of shares for which awards may be granted under the Stock Plan or increases the annual participant award limits. No such action by the Board or stockholders may alter or impair any award previously granted under the Stock Plan without the written consent of the awardee. Unless terminated earlier, no awards may be granted ten years after approval of the Stock Plan, and the Stock Plan shall terminate as soon as all shares subject to it have been purchase or acquired according the terms of the Stock Plan.

         FEDERAL INCOME TAX CONSEQUENCES.

         Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of TechTeam is subject to tax withholding by TechTeam. Unless limited by Section 162(m) of the Code, TechTeam is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and fair market value of the shares at the time of exercise is treated as long-term or short-term capital gain or loss, depending on the period of time the optionee has held the shares.

         Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. The Company is not entitled to a deduction.

         If the holding periods are not satisfied, then (1) the optionee will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price, and will recognize capital gain to the extent the sales price exceeds the fair market value of the shares on the exercise date; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, TechTeam is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

         Stock Awards. A restricted stock award that is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code will not be considered taxable income to the recipient at the time the stock is issued, unless the recipient makes a "Section 83(b) election." Instead, the recipient will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture. Thereafter any gain or loss will be considered a capital gain or loss, depending on how long the individual has held the stock.

         The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by TechTeam. Unless limited by Section 162(m) of the Code, TechTeam is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

         The recipient of performance stock will be taxed on the fair market value of such shares at the time of receipt, and the Company will be entitled to a corresponding tax deduction at the same time, unless such shares are restricted stock in which event the tax consequences described above apply.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON AWARDEES AND TECHTEAM WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF THE EMPLOYEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE'S INCOME OR GAIN MAY BE TAXABLE.

         ACCOUNTING TREATMENT. TechTeam accounts for stock-based compensation awards granted to employees using the intrinsic value method prescribed in Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As a result, option awards granted to employees under the Stock Plan that have a fixed exercise price equal to or greater than the fair market value of our common stock on the date of grant, consist of a fixed number of shares, and have a time-based vesting schedule will not result in any charge to TechTeam's reported earnings. However, the Company is required to disclose the effect on net income and earnings per share had compensation expense been recognized over the life of the award based on the fair value method prescribed by Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." Option awards granted to non-employees under the Stock Plan are accounted for based on the fair value method prescribed by SFAS 123 with the resulting compensation expense recognized in net income and earnings per share over the vesting period.

         Awards of restricted stock under the Stock Plan that do not have any conditions for future performance will result in compensation expense charged to TechTeam's reported earnings over the vesting period in an amount equal to the fair market value of our common stock on the date of grant (stock price multiplied by number of shares granted). Awards of performance stock or restricted stock under the Stock Plan that are contingent upon future performance will result in compensation expense charged to TechTeam's reported earnings over the vesting period with the final amount of compensation expense measured at the date the performance criteria are met. Estimates of compensation expense will be recorded during the period of performance with any change in estimate recorded in the period in which it becomes evident.

         Currently, companies may elect to account for stock-based compensation granted to employees under APB 25 or SFAS 123. The Financial Accounting Standards Board has initiated a project to consider the appropriate accounting treatment for employee stock options and may require all companies to account for stock-based compensation granted to employees under SFAS 123. Accordingly, the foregoing summary of the applicable accounting treatment for the Stock Plan may change substantially.

         INCORPORATION BY REFERENCE. The foregoing is only a summary of the Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is included herein as Appendix D.

       STOCK OWNERSHIP BY PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

         This table shows, as of March 23, 2004, how many shares of our common stock are beneficially owed by (i) any person who have reported or are known by TechTeam to be the beneficial owner of more than 5% of our common stock, (ii) each director of TechTeam, and (iii) our executive officers included in the Summary Compensation Table included in this proxy statement. The information for all stockholders, other than Dimensional Fund Advisors, Inc. and The Kennedy Capital Management, are as of the Record Date of March 17, 2004.

                                                                                                            PERCENTAGE OF
                                               NUMBER OF SHARES            ACQUIRABLE WITHIN                 OUTSTANDING
               NAME                          BENEFICIALLY OWNED(1)              60 DAYS                    COMMON STOCK (1)
------------------------------------         ---------------------         -----------------               ----------------
Dimensional Fund Advisors, Inc. 1299               875,344                                                        10.2%
Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Kennedy Capital Management                         774,219                                                         9.1
10829 Olive Boulevard
St. Louis, MO 63141

ChrysCapital II, L.L.C.                            689,656 (2)                                                    7.56
Third Floor, Les Cascades
Edith Cavell Street
Port Louis, Mauritius

Kim A. Cooper                                        9,225                       90,000                            1.2

William F. Coyro, Jr.                              106,047                      125,000                            1.5

G. Ted Derwa                                         3,100                       20,000                             **

Larry W. Granger                                     6,236                       14,000                             **

James M. Hoen                                        4,882                       16,000                             **

Peter T. Kross                                      37,800                       50,000                            1.0

Conrad L. Mallett, Jr.                               1,551                       20,000                             **

Christoph A. Neut                                        0                       19,000                             **

Wallace D. Riley                                    78,600                       80,000                            1.8

Jeffery J. Ruffini                                   6,236                       14,000                             **

Gregory C. Smith                                    35,100                       30,000                             **

Richard G. Somerlott                               171,219                       90,000                            3.0

Ronald T. Wong                                       4,865                       75,000                             **

Current directors and executive officers as a group (13 persons)                                                  19.6%

**     Less than 1%.

(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. For the purpose of computing the percentage of the outstanding shares owned by a stockholder, shares subject to such exercise are deemed to be outstanding securities of the class owned by that stockholder but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) ChrysCapital II, L.L.C. holds 689,656 shares of Series A Senior Convertible Preferred Stock which is convertible to common stock beginning April 8, 2004. Mr. Vasudevan is the director appointed by ChrysCapital II, L.L.C. pursuant to the terms of the Certificate of Designations creating the Preferred Stock.

         SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of the filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal 2003 with the reporting requirements of Section 16 (a) of the Securities Exchange Act of 1934, except one Form 4 was filed late by William F. Coyro, Jr. on March 17, 2003, to report stock options granted on January 7, 2003; one Form 4 was filed late by Kim A. Cooper, G. Ted Derwa, Peter T. Kross, Conrad L. Mallett, Jr., Wallace D. Riley, Gregory C. Smith, Richard G. Somerlott, and Ronald T. Wong on May 15, 2003, to report stock granted under the Company's 1996 Director's Stock Plan on May 8, 2003; and one Form 4 was filed late by Conrad L. Mallett, Jr. on May 21, 2003, to report shares purchased on May 8, 2003.

          EXECUTIVE MANAGEMENT COMPENSATION AND MANAGEMENT INFORMATION

         INFORMATION REGARDING EXECUTIVE MANAGEMENT

         All executive officers serve at the pleasure of the Board of Directors. There are no family relationships among any of the directors or executive officers of TechTeam. The following is a description of the background of TechTeam's Executive Officers not otherwise described above.

         LARRY W. GRANGER, 58, Chief Operating Officer. Mr. Granger joined TechTeam in December 2002 as Vice President of Professional Services. He was appointed Chief Operating Officer in October 2002. For the prior three years, Mr. Granger was the President and Chief Executive Officer of Perodon, L.L.C., an IT outsourcing company. From August 1998 through December 1999, he was the Chief Information Officer of Visteon Corporation.

         ROBERT W. GUMBER, 55, Vice President of Operations EMEA. Mr. Gumber joined TechTeam in September 2003. For the year and a half prior, Mr. Gumber owned and operated RWG and Associates, L.L.C., a company providing supply chain consulting services. From April 2001 to October 2001, he was Director, Material Planning and Logistics for Visteon Corporation. He was Supply Director for the Interior/Exterior Systems Division of Visteon from the middle of 1999 through April 2001. For the prior year, he was Supply Manager, Interior Systems Division of Visteon.

         HEIDI K. HAGLE, 34, Vice President of Human Resources. Ms. Hagle has been with TechTeam since 1996, when she was a Senior Human Resource Generalist. She became Director of Human Resources in May 1999. In May 2002, Ms. Hagle was promoted to Vice President.

         JAMES M. HOEN, 36, Vice President of Sales and Marketing North America. Mr. Hoen started with TechTeam in 1997. During his employment, he has been an Account Development Manager, National Account Manager, Global Account Manager, and Director of Global Account Management. He was appointed Vice President of Sales in August 2001. In September 2003, he became Vice President of Sales and Marketing North America.

         DAVID W. MORGAN, 45, Vice President, Chief Financial Officer, and Treasurer. Mr. Morgan began work with TechTeam in June 2002. From July 2001 through May 2002, he was Vice President, Chief Financial Officer, and Treasurer of Entivity, Inc., a software development company. From October 1998 through December 2000, Mr. Morgan served as Vice President, Chief Financial Officer, and Treasurer of Clover Technologies, Inc, a systems integration subsidiary of Ameritech, Inc.

         CHRISTOPH A. NEUT, 37, Vice President Sales and Marketing EMEA. Mr. Neut has been with TechTeam's Belgian subsidiary, TechTeam Global NV/SA since 1996, when he was responsible for business development in Europe. In 1998, he became General Manager for TechTeam Global NV/SA. In 2000, he became Director of Sales Europe. In August 2001, he became Vice President Europe. He assumed his current responsibilities in September 2003.

         JEFFERY J. RUFFINI, 43, Vice President of Operations North America. Mr. Ruffini has been with TechTeam since 1990. From 1997 through 1998, he was Vice President of Corporate Services. He became Vice President of Operations in 1998. He assumed his current responsibilities in September 2003.

         MICHAEL A. SOSIN, 44, Vice President, General Counsel and Secretary. Mr. Sosin joined TechTeam in July 1998 as General Counsel and Secretary. He was appointed a Vice President in May 2003.

         The following table sets forth certain information concerning compensation paid to TechTeam's Chief Executive Officer and each of the other four most highly compensated executive officers of TechTeam as of December 31, 2003, and their compensation for 2001, 2002, and 2003.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION                                  LONG TERM
                             --------------------------------------------------------                 COMPENSATION     CURRENT
         NAME AND                                                 401(k)                                AWARDS -        ANNUAL
    PRINCIPAL POSITION       YEAR        SALARY      BONUS       MATCH (1)    OTHER                    OPTIONS (2)      SALARY
---------------------------  ----       --------    -------      --------    --------                --------------    --------
William F. Coyro, Jr.        2003       $320,269    $75,000       $4,415     $127,193      (4,5,6)       75,000        $330,000
President and Chief          2002        275,000        -0-        3,078      295,763        (4,5)          -0-
Executive Officer            2001        229,456        -0-        5,124        3,495          (4)      200,000

Larry W. Granger             2003        165,577        -0-          -0-          -0-                    30,000         225,000
Chief Operating Officer      2002          5,769        -0-          -0-          -0-                       -0-

Christoph A. Neut (3)        2003        203,120     24,600          -0-       32,375        (4,8)       15,000         207,009
Vice President of Sales and  2002        155,524     25,204          -0-       57,367    (4,5,7,8)       15,000
Marketing EMEA               2001         85,840     14,096          -0-       72,986    (4,5,6,7)       20,000

James M. Hoen                2003        192,500     25,000        3,045          115          (6)       15,000         200,000
Vice President of Sales and  2002        171,769        -0-        2,405       32,167        (5,6)       15,000
Marketing North America      2001        141,615     36,227        5,335        1,428          (6)       20,000

Jeffery J. Ruffini           2003        190,793     20,000        2,951          225          (6)          -0-        185,000
Vice President of            2002        174,423        -0-        2,442       11,911        (5,6)       15,000
Operations
North America                2001        167,307        -0-        5,019          312          (6)          -0-

(1) Amounts reported in this column consist of TechTeam's matching contribution under TechTeam's 401(k) Retirement Savings Plan.

(2) Includes stock options granted under TechTeam's 1990 Nonqualified Stock Option Plan. TechTeam has not awarded stock appreciation rights ("SARs").

(3) Mr. Neut's 2003 compensation is reported in U.S. Dollars based upon the prevailing exchange rate from euros to U.S. Dollars on March 19, 2004 of $1.23 per euro.

(4)      Includes the beneficial amounts received for health insurance.

(5)      Includes amounts earned from the exercise of Company stock options.

(6) Includes amounts paid for life insurance for executive officers of the Company.

(7) Includes amounts paid as commissions for the sale of business under TechTeam's sales and account management commission plan.

(8) Includes amounts paid for benefits particular to TechTeam's subsidiary in Belgium, TechTeam Global NV/SA, including luncheon vouchers, representation allowances, and an leased automobile.

                           OPTION GRANTS AND EXERCISES

         The following tables set forth information with respect to grants of stock options during the year ended December 31, 2003 to the individuals named in the Summary Compensation Table above.

                                             OPTION GRANTS IN 2003
----------------------------------------------------------------------------------------------------------------------
                                                                                           POTENTIAL REALIZABLE VALUE
                                                             PERCENT OF                      AT ASSUMED ANNUAL RATES
                             NUMBER OF                          TOTAL                            OF STOCK PRICE
                             SHARES OF                         OPTIONS                          APPRECIATION FOR
                             UNDERLYING                      GRANTED TO                           OPTION TERM
                              OPTIONS         EXPIRATION    EMPLOYEES IN      EXERCISE     -------------------------
         NAME               GRANTED (1)          DATE          YEAR           PRICE           5% (2)         10% (2)
---------------------       -----------       ----------    ------------      --------     ----------       --------
William F. Coyro, Jr.          75,000           1/7/07           34%           $ 7.80        $159,750       $355,540
Larry W. Granger               30,000         10/28/07           14%           $ 5.90         $48,000       $107,400
James M. Hoen                  15,000          1/31/07            7%           $6.959         $28,365        $63,165
Christoph A. Neut              15,000          1/31/07            7%           $6.959         $28,365        $63,165
Jeffery J. Ruffini             15,000          1/31/07            7%           $6.959         $28,365        $63,165

(1) All of the options reflected in the table were granted under TechTeam's 1990 Nonqualified Stock Option Plan. TechTeam has not awarded SARs. Option exercise prices are at market price on the date of grant. Except as noted, options have a four-year term and become exercisable in equal one-third increments over three years. The exercise price and federal tax withholdings may be paid in cash or with shares of common stock.

(2) Assumes rates of common stock price appreciation that are prescribed by the SEC and does not reflect TechTeam's estimates or projection of future common stock price.

           AGGREGATE OPTION EXERCISES IN 2003 AND YEAR-END VALUE TABLE

                                                                      UNEXERCISABLE              VALUE OF UNEXERCISED
                      SHARES                 EXERCISABLE NUMBER         NUMBER OF               IN-THE-MONEY OPTIONS AT
                     ACQUIRED                  OF UNEXERCISED      UNEXERCISED OPTIONS             DECEMBER 31, 2003
                        ON        VALUE          OPTIONS AT           NOT VESTED AT       ---------------------------------
      NAME           EXERCISE    REALIZED    DECEMBER 31, 2003      DECEMBER 31, 2003     EXERCISABLE         UNEXERCISABLE
------------------   --------    --------    ------------------    -------------------    -----------         -------------
William F. Coyro,     35,000     $110,000         150,000                     -            $ 318,000            $       -
James M. Hoen              -            -           9,000                37,000               31,760               81,530
Larry W. Granger           -            -           5,000                40,000                    -               32,700
Jeffery J. Ruffini         -            -           9,000                     -               18,400               37,250
Christoph A. Neut          -            -           9,000                     -               31,760               81,530

     The following table sets forth the number of options issued and available under the Company's existing option plans as of December 31, 2003.

                                                       EQUITY COMPENSATION PLAN INFORMATION
                                  ------------------------------------------------------------------------------
                                            (a)                        (b)                        (c)
                                  -----------------------      --------------------    -------------------------
                                                                                          NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES                                 REMAINING AVAILABLE FOR
                                     TO BE ISSUED UPON           WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                  EXERCISE OF OUTSTANDING       EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
                                   OPTIONS, WARRANTS AND       OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
        PLAN CATEGORY                   RIGHTS (1)             WARRANTS AND RIGHTS      REFLECTED IN COLUMN (a))
-------------------------------   -----------------------      --------------------    -------------------------
Equity compensation plans
   approved by security holders           340,000                    $8.47                       560,000
Equity compensation plans not
   approved by security holders           863,018                    $6.37                     1,055,694
                                        ---------                    -----                     ---------
Total                                   1,203,018                    $6.96                     1,619,694
                                        =========                    =====                     =========

(1) Represents options to purchase shares of the Company's common stock.

         EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

         Dr. Coyro has entered into an employment and non-competition agreement (the "Agreement") with TechTeam that provides for his employment as President and Chief Executive Officer of TechTeam. The Agreement was executed on March 13, 2003 and provides for a base annual salary of $330,000. Should TechTeam terminate Dr. Coyro's employment without cause prior to December 31, 2004, Dr. Coyro would be entitled to payment through that date. After December 31, 2004, the Agreement is terminable without cause by either party with 60 days prior notice. The Agreement also provides that Dr. Coyro is entitled to a bonus at the discretion of the Compensation Committee of the Board or under the Company's bonus plan for senior management, if implemented. Under the Agreement, Dr. Coyro is entitled to receive medical insurance as well as other benefits made available to other employees and management of TechTeam. In the event of a change of control, he would be entitled to payment of one year's salary and other benefits as set forth below. The Agreement also provides certain covenants by Dr. Coyro not to compete with TechTeam during the term of the Agreement and two years thereafter.

         Christoph Neut, Vice President of Sales and Marketing for Europe, Africa, and the Middle East, is an employee of TechTeam Global NV/SA, the Company's Belgian subsidiary. Mr. Neut has an employment contract with TechTeam Global NV/SA that is similar in material aspects to the employment contracts for other employees of TechTeam Global NV/SA.

         Effective March 17, 2004, all executive officers of TechTeam have entered into Employment Agreements Relating to Change of Control with TechTeam. These agreements provide these executives, in the event of their involuntary termination after a change-in-control, with (i) payments by TechTeam of 100% of his/her base annual salary, (ii) accelerated vesting of all unvested options to purchase common stock of TechTeam, (iii) employee benefits for a one-year period, and (iv) one year of company-paid outplacement services. "Change of Control" is defined in the agreement as (1) the sale of (a) all then outstanding shares of common stock of TechTeam or (b) 51% of outstanding voting securities of TechTeam entitled to vote generally in the election of the directors; or (2) the consummation of the sale or other disposition of all or substantially all of the assets or operations of TechTeam.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board establishes the compensation plans and specific compensation levels of all executive officers TechTeam. Our philosophy for total compensation and equity incentive package for the Chief Executive Officer and the members of our executive team is to promote the achievement of TechTeam's performance objectives, ensure that the executive's interests are aligned with stockholders in promoting the success of TechTeam, and to provide compensation that attracts, retains and motivates superior executive personnel. We believe that compensation and equity incentives should be significantly influenced by performance.

         During 2003, the Compensation Committee worked with an independent outside consulting firm and TechTeam's Human Resources department to review executive total compensation data and the existing incentive plans to determine their ability to meet the overall compensation objectives. It was determined that changes to the incentive plans were required in order to meet the Company's objectives. As a result, the Compensation Committee developed and the Board approved a new Annual Incentive Plan and a new Long Term Incentive Plan.

         Executive Compensation Program. TechTeam's executive compensation program consists of base salary, the Annual Incentive Plan, and Long Term Incentive Plan.

         BASE SALARY. The base salaries for executives are targeted at levels competitive market levels for their respective positions, levels of responsibility, their impact on TechTeam, and their knowledge and experience. Base salaries for executives are maintained at levels that the Compensation Committee believes, based upon its own judgment and external date, are competitive with other companies of comparable size and complexity.

         ANNUAL INCENTIVE PLAN. The Committee believes executives should receive cash bonus incentives based upon the attainment of high levels of corporate performance during a fiscal year. The Annual Incentive Plan (the "AIP") for executive management (including named executive officers and others). The AIP provides incentives for attaining and exceeding the Company's operating income (operating income, as reported in the Company's periodic reports filed with the SEC) target, revenue target, and each individual officer's individual objectives. No bonus is paid unless the Company achieves its operating income target. If the operating income target is achieved, a bonus pool of 25% of the adjusted net income of the Company (reported net income before recognition of the expense and associated tax benefit of the bonus pool, less net interest income or expense and the associated tax effect of net interest income) is created. Each executive's bonus is based on a percentage of the executive's annual salary, which varies from 45% for the President and Chief Executive Officer, 40% for the Chief Operating Officer, Vice Presidents of Sales and Operations and the Chief Financial Officer, and 25% for other corporate officers. The cumulative amount of bonuses paid under the AIP cannot exceed the bonus pool. No bonus was paid under the AIP for 2003 performance because the Company did not achieve its operating income target.

         LONG TERM INCENTIVE PLAN. In December 2003, the Board approved a Long Term Incentive Plan (the "LTIP"). Subject to stockholder approval of the 2004 Incentive Stock and Awards Plan as set forth under Proposal 3 above, the LTIP provides the Committee with the ability to award restricted stock, performance stock, and non-qualified stock options.

         Under the LTIP, awards of restricted stock are based upon the attainment of the Company's operating income (operating income, as reported in the Company's periodic reports filed with the SEC) targets for a rolling three-year period. If the operating income goals have been met over the measured period, restricted stock will be granted to the executive in a percentage of base salary ranging from 30% for the President and Chief Executive Officer, 25% for the Chief Operating Officer, 20% for Vice Presidents of Sales and Operations and the Chief Financial Officer, and 15% for other corporate officers. The restricted stock granted under the LTIP cannot be transferred and is subject to forfeiture unless the participant remains employed by the Company for five (5) years after the date of issuance. The amount of restricted stock awarded is determined by dividing the percentage of the executive's salary by the fair market value of the Company's common stock, as determined by the average closing price for the thirty (30) day period prior to issuance.

         Awards of performance stock are awarded to participants for extraordinary individual achievement during the year, regardless of the company's achievement of its annual goals. The performance stock granted under the LTIP cannot be transferred and is subject to forfeiture unless the participant remains employed by the Company for one (1) year after the date of issuance. The Committee can also award non-qualified stock options under the LTIP for extraordinary achievements or as an employment incentive.

         CHIEF EXECUTIVE COMPENSATION. The Compensation Committee annually reviews and approves the compensation of TechTeam's Chief Executive Officer. In January 2003, the Committee negotiated a two-year employment contract with Dr. Coyro, the current Chief Executive Officer. The Committee reviewed Dr. Coyro's compensation for 2004 and determined that his pay remains appropriate based upon the Company's performance, his skills and experience, and the competitive salaries for comparable positions paid by companies of similar size. The Committee also conducts a formal annual evaluation of the Chief Executive Officer, which serves as a basis for evaluating the Chief Executive Officer's compensation. The employment agreement of Dr. Coyro is described above.

         COMPENSATION NOT QUALIFYING FOR TAX DEDUCTIBILITY. Section 162(m) of the Internal Revenue Code provides, in general, that compensation to certain individual executives during any year in excess of $1 million is not deductible by a public company. The Committee believes that, given the range of salaries and number of stock options of executive officers, the $1 million threshold will not be reached by an executive officer of TechTeam in the near future. Accordingly, the Committee has not considered what its policy regarding compensation not qualifying for tax deductibility might be. The Committee will assess this issue when it appears the threshold may be reached.

         Respectfully Submitted,

         G. Ted Derwa
         Gregory C. Smith
         Wallace D. Riley

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is responsible for providing independent, objective oversight of the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee acts under a written charter adopted by the Board of Directors in June 2000, and modified effective March 20, 2001 and March 11, 2003. In accordance with the Audit Committee Charter, the Committee has sole authority to appoint, retain, fix the compensation of, and oversee the work of TechTeam's independent auditors.

         Management has the primary responsibility for the financial statements and reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Committee is responsible to monitor and oversee these processes. During fiscal 2003, the Audit Committee held seven meetings.

         In fulfilling its oversight responsibilities, the Committee has reviewed the audited financial statements in the Annual Report on Form 10-K, and held discussions with both management and with the independent auditors regarding the audited financial statements. Management has represented to the Audit Committee that TechTeam's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

         The Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, and other professional standards, including the propriety of the independent auditors providing non-audit related services to the Company. These discussions included a review of the quality, not just the acceptability of accounting principles used, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also reviewed with the independent auditor, their judgments as to the quality, not just the acceptability, of accounting principles used. The Audit Committee received written disclosures from the independent auditors as required by Independence Standard No. 1 (Independence Discussions with Audit Committees). The Committee also discussed with the independent auditors the auditor's independence from management and TechTeam. The Audit Committee also considered the compatibility of non-audit services with the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

         The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

         Conrad L. Mallett, Jr., Audit Committee Member
         Gregory C. Smith, Audit Committee Member
         Richard G. Somerlott, Audit Committee Member

                   INFORMATION ABOUT OUR INDEPENDENT AUDITORS

         Ernst & Young LLP (Ernst & Young), or its predecessors, have audited our consolidated financial statements since TechTeam became a public company in 1987. As our independent auditors, Ernst & Young will audit our consolidated financial statements for fiscal 2004 and perform audit-related services in connection with various accounting and financial reporting matters. Ernst & Young also performs for TechTeam certain non-audit services that are permitted under the Sarbanes-Oxley Act of 2002 and related rules of the SEC. The Audit Committee has determined that the provision of audit-related and permitted non-audit services provided by Ernst & Young is compatible with maintaining Ernst & Young's independence pursuant to the auditor independence rule of the SEC.

         FEES OF ERNST & YOUNG FOR 2003

         The aggregate fees for professional services by Ernst & Young in 2003 and 2002 were as follows:

         TYPE OF FEES                     2003                2002
------------------------------            ----                ----
                                              ($ in thousands)
Audit Fees....................            $310                $252
Audit-Related Fees............              95                  28
Tax Fees......................             236                  10
                                          ----                ----
Total.........................            $641                $290
                                          ====                ====

         In the above table, in accordance with new SEC definitions and rules, "audit fees" are fees for professional services for the audit of the Company's consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the independent auditor in connection with statutory and regulatory filings; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements such as audits of employee benefit plans, accounting consultation, and pre-acquisition financial due diligence; and "tax fees" are fees for tax compliance and tax planning and consulting, including expatriate tax services.

         PRE-APPROVAL POLICIES AND PROCEDURES

         All audit and non-audit services to be performed by TechTeam's independent auditor must be approved in advance by the Audit Committee. As permitted by the SEC's rules, the Audit Committee adopted a policy that provides for pre-approval by the Audit Committee of specifically defined audit, non-audit and tax-related services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engage to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Committee at its next scheduled meeting.

                                PERFORMANCE GRAPH

         Set forth below is a graph comparing the cumulative total return on TechTeam's common stock from January 1, 1999 through December 31, 2003 with that of the NASDAQ Stock Market -- U.S. Index (the "NASDAQ U.S. Index") and the NASDAQ Computer & Data Processing Services Stocks Index (the "NASDAQ Computer Index") over the same period. The graph assumes that the value of the investment in TechTeam's common stock, the NASDAQ U.S. Index, and the NASDAQ Computer Index was $100 on January 1, 1999 and that all dividends were reinvested.

         The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects TechTeam's forecast of future financial performance.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                            [GRAPHIC OMITTED]

                                                          TOTAL RETURN INDEX
                     ------------------------------------------------------------------------------------------
                     DEC 98          DEC 99           DEC 00           DEC 01          DEC 02          DEC 2003
                     ------          ------           ------           ------          ------          --------
  NASDAQ U.S.         100%            185%             112%             89%              61%              92%
NASDAQ COMPUTER       100%            220%             101%             82%              56%              74%
TECHTEAM GLOBAL       100%             74%              34%             48%             114%             108%

The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under said Acts.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the past fiscal year, the Compensation Committee was comprised solely of non-employee directors. No member of the Compensation Committee was an officer or employee of TechTeam or any of its subsidiaries during the fiscal year 2003. None of the executive officers of TechTeam has served on the board of directors or on the compensation committees of any other entity of whose officers have served either on the Board of Directors or on the Compensation Committee of TechTeam.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Wallace Riley is the President and Senior Partner of the law firm of Riley, Roumell & Connolly, P.C., which provides certain legal services to the Company. During the year ended December 31, 2002, TechTeam paid Riley, Roumell & Connolly, P.C. $6,450 for legal services.

         Mr. Ronald T. Wong is the President of RTW, Inc. Mr. Wong provided consulting services regarding the IT industry and specific customers of TechTeam through this entity to TechTeam through February 2003, whereupon his services contract was terminated. During the year ended December 31, 2003, TechTeam paid RTW $22,000 for consulting services rendered to TechTeam.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         The deadline for submission of stockholder proposals pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in TechTeam's proxy statement for its 2005 Annual Meeting of Stockholders is December 9, 2005. In addition, TechTeam's Bylaws specify procedures for notifying TechTeam of nominations for director and other business to be properly brought before any meeting of Stockholders by providing notice not less than 90 days (February 10, 2005), nor more days than 120 days, prior to the date of the 2005 Annual Meeting. Proposals should be mailed to TechTeam Global, Inc., to the attention of TechTeam's Secretary, Michael A. Sosin, 27335
W. 11 Mile Road, Southfield, Michigan, 48034.

                                  OTHER MATTERS

         Management of TechTeam knows of no other matter to be brought before the Annual Meeting, which is not referred to in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares of common stock represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                                    By order of the Board of Directors

                                    Michael A. Sosin
                                    Vice President, General Counsel,
                                    and Secretary

Dated: April 5, 2004

                                   APPENDIX A

                         COMPENSATION COMMITTEE CHARTER

                                   I. PURPOSE

The purpose of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of TechTeam Global, Inc. (the "Company") is to (1) oversee the administration of the Company's compensation plans; (2) review and approve the compensation of the Company's executive officers; (3) administer the Stock Option/Incentive Based Plans; (4) formally review and evaluate the CEO performance; (5) develop, implement, and administer the Company's succession planning process, and (6) prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission (the "SEC").

                            II. COMMITTEE MEMBERSHIP

The Compensation Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of the NASDAQ Stock Market and any other regulatory requirements. Each member of the Compensation Committee should have experience in compensation matters.

The Board shall appoint the members of the Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

                     III. COMMITTEE STRUCTURE AND OPERATIONS

The Board shall designate one member of the Committee as its chairperson. The Committee shall meet in person or telephonically at least four times year at a time and place determined by the Committee chairperson, with further meetings to occur or actions to be taken by unanimous written consent when deemed necessary or desirable by the Committee or its chairperson.

The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting. The Committee will, at each of its meetings, meet in executive session. The Committee will perform its duties, where appropriate, in consultation with the CEO, the Company's Vice President of Human Resources, the CFO, and/or General Counsel.

                    IV. COMMITTEE DUTIES AND RESPONSIBILITIES

The following are the duties and responsibilities of the Committee:

         1. In consultation with senior management, oversee the development and implementation of the Company's compensation programs in light of the Company's general compensation philosophy.

         2. Review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives, and set the CEO's compensation level based upon this evaluation. In determining the long-term incentive component of the CEO's compensation, the Committee shall consider, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards to the chief executive officers at comparable companies, and the awards given the CEO in recent years.

         3. The Committee will meet at least annually to review officer compensation. The Committee may retain the services of an independent expert, who will provide the Committee with competitive data for the various officer positions, and shall provide advice and counsel to the Committee in setting salaries and total compensation. The Committee shall expressly determine the compensation for the Chairman of the Board (if a management Director), Chief Executive Officer ("CEO"), and based on the advice of the CEO, for all Vice Presidents, subject to approval by the Board. The Committee shall be responsible for approving new compensation plans or other material perquisites benefiting officers.

         4. The Committee shall administer all stock option or other incentive based plans, on behalf of the Board, in accordance with the terms and conditions of such plans. The Committee may, in consultation with management, recommend to the full Board the grant of options under the then current employee Stock Option Plans.

         5. Prepare and issue the evaluations and reports required under "Committee Reports" below.

         6. Develop and approve plans for managerial succession of the Company;

         7. Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

         8. Perform any other activities consistent with this Charter, the Company's By-laws, and governing law, as the Board deems appropriate.

                   V. RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel and other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee will report to the full Board on its retention of any experts or consultants.

                              VI. COMMITTEE REPORTS

The Committee shall produce the following reports and provide them to the Board.

         1. An annual Report of the Compensation Committee on Executive Compensation for inclusion in the Company's annual proxy statement in accordance with applicable SEC rules and regulations.

         2. An annual performance evaluation of the Committee, which compares the performance of the Committee with the requirements of this charter. The performance evaluation should also recommend to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner, as the Committee deems appropriate.

         3. The Committee will maintain minutes of its meetings for inclusion in the Company's minute book.

                                   APPENDIX B

                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER

                             I. PURPOSE OF COMMITTEE

The purpose of the Governance and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of TechTeam Global, Inc (the "Company") is to
(1) identify and recommend individuals to the Board for nomination as members of the Board and its Committees; (2) review and recommend Board compensation; and
(3) to develop and recommend to the Board a set of corporate governance principles applicable to the Company. The Company shall report to the Board on a regular basis, but not less than once a year.

                            II. COMMITTEE MEMBERSHIP

The Committee shall consist of three or more members of the Board, each of whom is "independent" under the rules of the Nasdaq Stock Market and any other regulatory requirements.

The Board shall appoint the members of the Committee. Candidates to fill subsequent vacancies in the Committee shall be nominated by the Committee as set forth below and appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

                     III. COMMITTEE STRUCTURE AND OPERATIONS

The Board shall designate one member of the Committee as its chairperson. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur or actions to be taken by unanimous written consent when deemed necessary or desirable by the Committee or its chairperson.

                    IV. COMMITTEE DUTIES AND RESPONSIBILITIES

 The following are the duties and responsibilities of the Committee.

         1. To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable with regard to the size of the Board or any Committee thereof.

         2. To identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by the stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors include the following: a general understanding of marketing, finance, the information technology industry, TechTeam Global's business and other elements relevant to the success of the Company; the nominee's intelligence, integrity, judgment, foresight, personal character, experience, and achievements; the overall composition of the Board; having the Board composed of a majority of independent directors; and representation of a diversity of backgrounds and expertise which are most needed and beneficial to the Board and the Company.

         3. To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

         4. To identify Board members qualified to fill vacancies on any committee of the Board including the Committee and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well any other factors it deems appropriate, including without limitation the consistency of the candidates experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

         5. Develop and recommend to the Board a set of corporate governance principles applicable to the Company, and to review and update, as necessary, those principles at least once a year.

         6. Establish procedures for the Committee to exercise oversight of the evaluation of the Board.

         7. Prepare and issue the evaluation required under "Performance Evaluation" below.

         8. At least annually review the compensation paid to non-management Directors and make recommendations to the full Board for its consideration on such matters.

         9. Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board and committee members.

                            V. PERFORMANCE EVALUATION

The Committee shall produce and provide to the Board an annual performance evaluation of the Board, individual members, and each committee, which evaluation shall compare the goals and objectives of the Board, individual members, and each committee for the upcoming year. The performance evaluation shall also recommend to the Board any improvements to the Board, individual members or any committees or its charter deemed necessary or desirable by the Committee. The performance evaluations by the Committee shall be conducted in such manner, as the Committee deems appropriate. The report to the Board shall be in writing.

                  VI. RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel and other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

                             VII. COMMITTEE REPORTS

The Committee shall provide reports to the Board, and it shall maintain minutes of its meetings.

                                   APPENDIX C

                    STRATEGY AND INVESTMENT COMMITTEE CHARTER

                                   I. PURPOSE

The purpose of the Strategy and Investment Committee (the "Committee") of the Board of Directors (the "Board") of TechTeam Global, Inc. (the "Company") is to:
(a) in consultation with management, review, assess, and recommend to the full Board, as required, the long-term business goals and strategies of the Company, including consideration of the allocation of corporate resources to support the execution of the Company's goals and strategies; and (b) oversee the investment objectives, performance, policies, procedures, and activities of the Company.

                            II. COMMITTEE MEMBERSHIP

The Committee shall consist of three or more directors who should have knowledge of and/or experience in the information technology outsourcing industry, the creation and execution of business development strategies, and/or corporate investment matters.

The Board shall appoint the members of the Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

                     III. COMMITTEE STRUCTURE AND OPERATIONS

The Board shall designate one member of the Committee to serve as its chairperson. The Committee shall meet in person or telephonically at least twice a year at a time and place determined by the Committee chairperson.

The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting. The Committee will perform its duties, where appropriate, in consultation with the senior management of the Company.

                    IV. COMMITTEE DUTIES AND RESPONSIBILITIES

The following are the duties and responsibilities of the Committee:

         1. Provide guidance and direction to management in the development of the Company's strategic and business plans. Review, assess, and recommend to the Board for approval long-term business objectives and strategic plans developed by management. Review the allocations of corporate resources recommended by management, including the consistency of such resource allocations with the long-term business objectives and strategic plans of the Company.

         2. Review, approve, and recommend to the full Board, as indicated below, certain strategic decisions regarding expansion or exit from existing lines of business or countries and entry into new lines of business or countries, including acquisitions, joint ventures or dispositions of businesses and capital assets ("Transactions") and the financing of such Transactions. In clarification of this item, the Committee shall be advised of every significant Transaction involving financial commitments of more than $100 thousand but less than $1 million, and recommend and seek approval of the full Board for (1) Transactions involving financial commitments of more than $1 million, or (2) any Transaction that may create or involve a corporate governance issue or a conflict of interest.

         3. On at least a semi-annual basis, but more often if deemed necessary by the Committee or requested by the Chairman of the Board, provide the full Board with a report of the transactions reviewed and approved during the previous six month period and any additional information that may be appropriate about these transactions.

         4. Review, approve for presentation, and make recommendations to the full Board with respect to the Company's financial plans and policies, including (a) corporate finance and the capital structure of the Company, (b) dividend policy, (c) equity and debt funding for the Company, the Company's subsidiaries and affiliates, and (d) exchange listing requirements, appointment of corporate agents, and the offering terms of corporate securities, as appropriate.

         5. Provide oversight of, review and keep informed of the Company's policies, practices, and proposals regarding asset management and treasury operations.

         6. To review the performance of the Company's investment portfolio, and make such recommendations to the full Board, as the Committee deems appropriate, with respect to the fiscal affairs of the Company, shareholder relations and establishment of the Company's approval authority levels.

         7. Request and review such reports from management as it may require in carrying out its assigned responsibilities and advise the full Board of Directors as to the Committee's oversight functions.

         8. To receive notification from management of inquiries from third parties regarding the potential purchase of the Company, which are substantive, serious and viable.

         9. The Committee will annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

         10.      The Committee will also evaluate its own performance annually.

         11. Undertake from time to time such additional activities within the scope of the Committee's primary functions, as it may deem appropriate and/or as assigned by the Board.

                   V. RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, other than the Company's external auditor, without seeking approval of the Board or management.

                              VI. COMMITTEE REPORTS

A summary of the discussions and actions taken at each Committee meeting shall be presented to the Board at the next Board meeting. The Committee will also maintain minutes of its meetings for inclusion in the Company's minute book.

                                   APPENDIX D

           TECHTEAM GLOBAL, INC. 2004 INCENTIVE STOCK AND AWARDS PLAN

                                   1. PURPOSE

     (a) The TechTeam Global, Inc. 2004 Incentive Stock and Awards Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, employees, consultants, and advisors and (ii) to increase shareholder value. The Plan will provide participants' incentives to increase shareholder value by offering the opportunity to acquire shares of the Company's common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

     (b) History. Prior to the effective date of this Plan, the Company had in effect the 1990 Non-Qualified Stock Option Plan. Upon shareholder approval of this Plan, no new awards will be granted under the prior plan.

                                 2. DEFINITIONS

     Capitalized terms used in this Plan have the following meanings:

     (a) "Affiliate" means any corporation, partnership, joint venture, or other entity during any period in which the Company owns, directly or indirectly, at least twenty percent (20%) of the equity, voting or profits interest, and any other business venture that the Committee designates in which the Company has a significant interest, as the Committee determines in its discretion.

     (b) "Award" means grants of Options, Performance Shares or Restricted Stock under this Plan.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Change of Control" means the occurrence of any one of the following events:

          (i) The sale of all then outstanding shares of common stock of the Company or 51% of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); or

          (ii) The consummation of the sale or other disposition of all or substantially all of the assets or operations of the Company.

Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     (e) "Change of Control Price" means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 13(c), but this clause (iv) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

     (f) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

     (g) "Committee" means the Compensation Committee of the Board (or such successor committee with the same or similar authority), which must be composed solely of at least two Directors, each of whom must qualify as an "outside director" within the meaning of Code Section 162(m) and as a "non-employee director" within the meaning of Rule 16b-3.

     (h)  "Common Stock" means the common stock of the Company.

     (i) "Company" means TechTeam Global, Inc., a Delaware corporation, or any successor thereto.

     (j) "Effective Date" means the date the Company's shareholders approve this Plan.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

     (l) "Fair Market Value" means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the common stock is then traded, as reported in The Wall Street Journal, or if no sales of common stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used.

     (m) "Option" means the right to purchase Shares at a stated price. "Options" may either be "incentive stock options" which meet the requirements of Code Section 422, or "nonqualified stock options" which do not meet the requirements of Code Section 422.

     (n) "Participant" means an officer or other employee of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its Affiliates, who the Committee designates to receive an Award under this Plan.

     (o) "Performance Goals" means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Subsidiaries or other business units: revenue; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; cost of goods sold; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on shareholder equity; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; and/or in the case of Awards that the Committee determines will not be considered "performance-based compensation" under Code Section 162(m), such other goals as the Committee may establish in its discretion.

     (p) "Performance Shares" means the right to receive Shares to the extent the Company or Participant achieves certain goals that the Committee establishes over a period of time the Committee designates consisting of one or more full fiscal years of the Company.

     (q) "Plan" means this TechTeam Global, Inc. 2004 Incentive Stock and Awards Plan, as amended from time to time.

     (r) "Restricted Stock" means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals during the period specified by the Committee and/or upon the completion of a period of service, as determined by the Committee.

     (s) "Section 16 Participants" means Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (t)  "Share" means a share of common stock.

     (u) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                3. ADMINISTRATION

     (a) Committee Administration. The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend, and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan. A majority of the members of the Committee will constitute a quorum, and a majority of the Committee's members must make all determinations of the Committee. The Committee may make any determination under this Plan without notice or meeting of the Committee by a writing that a majority of the Committee members have signed. All Committee determinations are final and binding.

     (b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company any or all of the authority and responsibility of the Committee. However, no such delegation is permitted with respect to Awards made to individuals who are Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of non-employee directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

     (c) No Liability. No member of the Committee, and no officer to whom a delegation under subsection (b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless such individual to the maximum extent that the law and the Company's bylaws permit.

                                 4. ELIGIBILITY

The Committee may designate from time to time the Participants to receive Awards under this Plan. The Committee's designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

                        5. DISCRETIONARY GRANTS OF AWARDS

Subject to the terms of this Plan, the Committee has full power and authority to
(a) determine the type or types of Awards to be granted to each Participant; (b) determine the number of Shares with respect to which an Award is granted to a Participant; and (c) determine any terms and conditions of any Award granted to a Participant. Awards under this Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

                       6. SHARES RESERVED UNDER THIS PLAN

     (a) Plan Reserve. An aggregate of 1,200,000 Shares are reserved for issuance under this Plan. These Shares represent the 1,000,000 Shares that were authorized for issuance under the 1990 Non-Qualified Stock Option Plan, but that are not the subject of any awards outstanding under such plan as of the Effective Date, and an additional 200,000 shares. Not more than 1,000,000 of the reserved Shares may be issued pursuant to incentive stock options. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. The limitations of this subsection are subject to adjustments as provided in Section 12.

     (b) Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates, or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for in respect of such Award, or the Shares to which such Award relates, may again be used for new Awards under this Plan as determined under subsection (a), including issuance as Restricted Stock or pursuant to incentive stock options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if Shares are delivered to (or withheld by) the Company in payment of the exercise price or withholding taxes of an Award, then such Shares may be used for new Awards under this Plan as determined under subsection (a), including issuance as Restricted Stock, but such shares may not be issued pursuant to incentive stock options.

     (c) Participant Limitations. Subject to adjustment as provided in Section 12, no Participant may be granted Awards under this Plan that could result in such Participant (i) receiving in any single fiscal year of the Company Options for more than 150,000 Shares, (ii) receiving Awards of Restricted Stock in any single fiscal year of the Company relating to more than 25,000 Shares, and (iii) receiving Performance Shares in any single fiscal year of the Company relating to more than 25,000 Shares. In all cases, determinations under this Section 6 should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides.

                                   7. OPTIONS

     (a) Eligibility. The Committee may grant Options to any Participant it selects. The Committee must specify whether the Option is an incentive stock option or a nonqualified stock option, but only employees of the Company or a Subsidiary may receive grants of incentive stock options.

     (b) Exercise Price. The Committee will establish the exercise price for an Option, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant.

     (c) Terms and Conditions of Options. An option will be exercisable at such times and subject to such conditions as the Committee specifies, except that the Option must terminate no later than 10 years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code section 422 except to the extent the Committee determines otherwise.

                         8. PERFORMANCE AND STOCK AWARDS

     (a) Eligibility for Performance and Stock Awards. The Committee may grant awards of Restricted Stock or Performance Shares to Participants the Committee selects.

     (b) Terms and Conditions. Each award of Restricted Stock or Performance Shares may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, a condition that one or more Performance Goals be achieved for the Participant to realize all or a portion of the benefit provided under the Award. However, an award of Restricted Stock must have a restriction period of at least one year. Notwithstanding the foregoing, the Committee may provide that the restrictions imposed on Restricted Stock are accelerated, and that all or a portion of the Performance Goals subject to an Award are deemed achieved, upon a Participant's death, disability, or retirement.

                               9. TRANSFERABILITY

     Each Award granted under this Plan is not transferable other than by will or the laws of descent and distribution, except that a Participant may, to the extent the Committee allows and in a manner the Committee specifies: (a) designate in writing a beneficiary to exercise the Award after the Participant's death; or (b) transfer any award.

                10. TERMINATION AND AMENDMENT OF PLAN; AMENDMENT,
                     MODIFICATION, OR CANCELLATION OF AWARDS

     (a) Term. Subject to the right of the Board to terminate the Plan pursuant to Section 10(b), the Plan shall remain in effect until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions; provided that no incentive stock option may be issued under the Plan after the tenth (10th) anniversary of the Plan's effective date.

     (b) Termination and Amendment. The Board may amend, alter, suspend, discontinue, or terminate this Plan at any time, subject to the following limitations:

          (i) Shareholders must approve any amendment of this Plan if required by law or stock exchange rules, including but not limited to: (A) the rules and/or regulations promulgated under Section 16 of the Exchange Act, (B) the Code or any rules promulgated thereunder, or (C) the listing requirements of the Nasdaq, New York Stock Exchange or any principal securities exchange or market on which the Shares are then traded; and

          (ii) Shareholders must approve any of the following Plan amendments:
               (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(c) (except as permitted by Section
               12) or (B) an amendment to shorten the restriction periods specified in Section 8(b); or (C) an amendment pursuant to the provisions of Section 10(e).

     (c) Amendment, Modification, or Cancellation of Awards. Except as provided in subsection (e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant or any other persons as may then have an interest in the Agreement, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 12), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 12.

     (d) Survival of Committee Authority and Awards. Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify or amend an Award may extend beyond the date of this Plan's termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

     (e) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 12, neither the Committee nor any other person may decrease the exercise price for any outstanding Option granted under this Plan after the date of grant nor allow a Participant to surrender an outstanding Option granted under this Plan to the Company as consideration for the grant of a new Option with a lower exercise price.

     (f) Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms, as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

                                    11. TAXES

     The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Committee may permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a nonqualified stock option, (b) a disqualifying disposition of Shares received upon the exercise of an incentive stock option, or (c) the lapse of restrictions on Restricted Stock, by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award, or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise, as the Committee requires. The Fair Market Value of fractional Shares remaining after payment of the withholding taxes may be paid to the Participant in cash.

                  12. ADJUSTMENT PROVISIONS; CHANGE OF CONTROL

     (a) Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants' rights under subsection (c), the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares that may be granted as Restricted Stock or issued pursuant to incentive stock options, or that may be granted to a Participant in any fiscal year, and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. In any such case, the Committee may also make provision for a cash payment in an amount determined by the Committee to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change of Control, then (A) such payment shall be at least as favorable to the holder as the greatest amount the holder could have received in respect of such Award under subsection (c) and (B) from and after the Change of Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of common stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this subsection (a). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants' rights under subsection
          (c), in the event of any reorganization, merger, consolidation, combination, or other similar corporate transaction or event, whether or not constituting a Change of Control, other than any such transaction in which the Company is the continuing corporation and in which the outstanding common stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of common stock are or will be entitled in respect of each Share pursuant to the transaction.

     (b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards upon such terms and conditions as it may deem appropriate.

     (c) Change of Control. Except to the extent the Committee provides a result more favorable to holders of Awards, in the event of a Change of Control:

          (i) each holder of an Option (A) shall have the right at any time thereafter to exercise the Option in full whether or not the Option was theretofore exercisable; and (B) shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of the Option, an amount of cash equal to the excess of the Change of Control Price of the Shares covered by the Option that is so surrendered over the purchase or grant price of such Shares under the Award;

          (ii) Restricted Stock that is not then vested shall vest upon the date of the Change of Control and each holder of such Restricted Stock shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of such Restricted Stock, an amount of cash equal to the Change of Control Price of such Restricted Stock;

          (iii) each holder of a Performance Share for which the performance period has not expired shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of the Performance Share, an amount of cash equal to the product of the value of the Performance Share and a fraction the numerator of which is the number of whole months which have elapsed from the beginning of the performance period to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;

          (iv) each holder of a Performance Share that has been earned but not yet paid shall receive an amount of cash equal to the value of the Performance Share.

For purposes of this Section 12, the "value" of a Performance Share shall be based on the Change of Control Price.

                                13. MISCELLANEOUS

     (a) Other Terms and Conditions. The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

          (i) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent, of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

          (ii) provisions giving the Participant the right to receive dividend payments or dividend equivalent payments with respect to the Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares, as the Committee determines;

          (iii) restrictions on resale or other disposition; and

          (iv) compliance with federal or state securities laws and stock exchange requirements.

     (b) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

     (c) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan's benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company's general unsecured creditors.

     (d) Requirements of Law. The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

     (e) Governing Law. This Plan, and all agreements under this Plan, should be construed in accordance with and governed by the laws of the State of Michigan, without reference to any conflict of law principles, except for corporate law matters that are governed by the laws of the State of Delaware. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the County of Oakland, or the Federal District Court for the Eastern District of Michigan in the State of Michigan.

     (f) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and the Plan is not to be construed with reference to such titles.

     (g) Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or
          (ii) would disqualify this Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person, or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

                              TECHTEAM GLOBAL, INC.
              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 12, 2004
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    TECHTEAM GLOBAL, INC. AND WILL BE VOTED.

The undersigned hereby appoints William F. Coyro, Jr. and/or Michael A. Sosin, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Stockholders of TechTeam Global, Inc., a Delaware corporation (the "Company") to be held in the Hilton Inn Southfield, 26000 American Drive, Southfield, Michigan at 10:00 a.m. E.D.T., May 12, 2004, and any adjournment(s) or postponement(s) thereof, and to vote all shares of stock of the Company standing in the name of the undersigned, with all the powers the undersigned would possess if personally present at such meeting:

1.   Election of directors of the Company:

     Nominees: Kim A. Cooper; William F. Coyro, Jr.; G. Ted Derwa; Peter T. Kross; Conrad L. Mallett, Jr.; Wallace D. Riley; Gregory C. Smith; Richard
     G. Somerlott; and Ronald T. Wong.

         [ ] FOR all nominees listed above, except vote withheld from the following nominees (if any):

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

2.   Ratification of independent auditors for fiscal 2003:

         [ ] RATIFY the appointment of Ernst & Young, L.L.P. as the Company's independent auditors.

         [ ] REJECT the appointment of Ernst & Young, L.L.P. as the Company's independent auditors.

3.   Approval of the TechTeam Global, Inc. 2004 Incentive Stock and Awards Plan:

         [ ] APPROVE the 2004 Incentive Stock and Awards Plan.

         [ ] REJECT the 2004 Incentive Stock and Awards Plan.

4. In their discretion on such other matters as may properly come before the meeting.

     MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE DIRECTORS SET FORTH ABOVE, TO RATIFY THE APPOINTMENT OF ERNST & YOUNG, L.L.P, AND TO APPROVE THE 2004 INCENTIVE STOCK AND AWARDS PLAN.

     This proxy card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the proposal(s).

          Copies of the Notice of Meeting dated April 8, 2004 and the Proxy Statement dated April 8, 2004 have been received by the undersigned.

                                             PLEASE DATE AND SIGN HERE

                                             Dated:_____________________________

                                             Name:______________________________

                                             PLEASE DATE, SIGN, AND RETURN THIS
                                             PROXY IN THE ENCLOSED ENVELOPE
                                             PROMPTLY.

                                             [ ]   Please check here if you plan
                                                 to attend this meeting.